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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350

         I, Allen Carlson, the Chief Executive Officer of Sun Hydraulics Corporation (the "Company"), certify that (i) the Annual Report on Form 10-K for the Company for the year ended December 27, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ Allen Carlson
                                               ----------------------------
                                               Chief Executive Officer
                                               March 25, 2004